KENILWORTH FUND, INC.
                           One First National Plaza
                                  Suite 2594
                              Chicago, IL  60603




                                ANNUAL REPORT
                              December 31, 1998

Dear Fellow Shareholders,

The net asset value of your Fund ended 1998 at $21.91. Having started the year at $18.17, the closing net asset value of $21.91 represents a 20.58% total return for the Kenilworth Fund, Inc. in 1998. In comparison, the theoretical total return of the Dow Jones Industrial Average was 18.13%, and the S&P 500 Index was 28.72%. The average growth fund returned 22.86% while the average growth and income fund returned 15.61%. Of particular note with regard to the Fund's near 21% return is that the Fund did not pay any income or capital gains dividends in 1998 thereby relieving all shareholders of any tax liability related to their 21% capital growth.

In the year ending December 31, 1998, the Fund's total net assets increased to $12.18 million from $9.79 million at the beginning of the year. The growth in net assets resulted from the approximately 21% total return of the Fund's investment portfolio and a 3% gain in share purchases. We are pleased to report that the Fund's increase in net assets as well as our efforts at keeping a tight control on expenses has brought the Fund's expense ratio down from 1.70% in 1994 to 1.42% at year end 1998.


We urge all shareholders to add to their holdings of the Fund periodically, especially during sharp declines in the market similar to the one during August through October of last year, when the NAV declined by about 25%. Periodic Fund purchases averages the cost per share, such that the purchase price is neither at the Fund's highpoint, nor at its low point.


We sincerely thank you for your continued support.


Ms. Mohini C. Pai, President
Ms. Savitri P. Pai, Secretary/Treasurer

Portfolio Manager: The Fund's portfolio manager, Mr. B. Padmanabha Pai, founded Institutional Portfolio Services Ltd. an investment advisory organization. He has been managing pension funds, personal trusts, university endowments and funds for wealthy individuals for the last twenty-nine years. Prior to portfolio management he taught investment theory at the university level.
PAGE

                  INVESTMENT  PERSPECTIVE - JANUARY  14, 1999
                       DJIA:   9,181.43  (12/31/98)
                           S & P 500:   1,229.23


ECONOMIC AND INVESTMENT  HIGHLIGHTS:
1998 faded into history with a strikingly divergent market performance. The Dow Jones Industrial Average (DJIA) registered a gain of 18.13%, the S&P 500 a gain of 28.72%, technology heavy Nasdaq a very impressive 39.6%. The small-cap Russell 2000 with a loss of 3.5%, Latin American, emerging markets and the Pacific region all experienced substantial declines. Basic material stocks were down 7.4%, and the energy sector was down 2% for the year. In the S&P 500, however, if we exclude the performance of the largest 50 stocks that accounted for over 85% of its gains, it would leave the rest of the 450 stocks with a rise of a meager 1.5% in 1998. The median gain for an S&P 500 stock was a scant 2%. 1998 was a very volatile year especially during its third quarter when all averages declined by nearly 20-40%, this being the worst quarter since the 1987 third quarter stock market crash.

The slumping demand in Asia and Latin America led to the collapse of commodity prices such as oil, that declined from over $20 a barrel to around $14. These declines were equivalent to a massive tax cut for U.S. consumers along with continuing declines in the consumer price index. That index rose just 1 1/2% in 1998. Declining mortgage rates and increased wealth resulting from the previous three years' rise in stock market values, led to very strong housing, auto and retail sectors. Thus, despite a slowing manufacturing sector, the economy registered a strong 3 1/2% growth. Long-term interest rates (30-year U.S. Treasuries) declined from around 5.62% to 5.16% at the end of the year, after briefly touching 4.6% during the currency turmoil following Russian debt default and ruble devaluation in August.

Our Federal Reserve followed with three interest rate cuts to avoid massive failures among major financial institutions caused by gargantuan leverage employed by Long-Term Capital Corporation (a hedge fund) with its wrong bets on interest rates. Thirty central banks around the world reduced interest rates sixty-one times during the last four months of the year. Our stock markets, which declined by almost 20% as measured by the S&P 500 and the DJIA, and over 30% by the Nasdaq index during the six weeks ending October 8th, reflected the uncertainties caused by recessions in most of the Asian and Latin American economies. The massive liquidity pumped into the economy by the Federal Reserve pushed up most of the stock market averages to new highs in the fourth quarter of 1998.

OUTLOOK FOR 1999:
Consensus forecast for 1999 is for U.S. real growth to decelerate to around 1 3/4 to 2%, with inflation modestly higher at 1 3/4% and for corporate profits to recover in the second half of the year to register a modest 5% growth. Many forecasters believe that interest rates will be cut modestly by the Federal Reserve during the second half of the year, when the slowdown in the economy and concerns about the Year 2000 computer problem may bring about a noticeable decline in capital spending.

With stock market valuations already at lofty levels as measured by PE ratios (24 to 27 times depending, on how bullish profit growth is expected), dividend yields (1.1%), and price to book (7 times), we cannot expect to see another 20% gain in major averages. Major problems of 1998, such as recessions in Japan and the rest of Asia, Russia and worsening financial conditions in Latin America still continue, despite all interest rate reductions and monetary ease. In some countries such as South Korea, conditions are improving, and among a few others they have stabilized. Against this background, the Fed may more aggressively reduce interest rates leading to a modest rise in our equity averages at the end of this year.

We are inclined to think that after five years of underperformance, the small stocks represented by the Russell 2000, much of the mid-cap sector and the smaller 450 of the S&P 500 index are likely to show a bigger rise, as their PE ratios are considerably more attractive than the large-cap universe.

KENILWORTH FUND, INC.:
Despite our cautious outlook for 1998, the Fund went on to register a gain of 20.58%, its fourth consecutive gain of over 20%. The Fund's NAV rose from $18.17 at the beginning of the year to a peak of $20.51 on July 17th and made a low of $15.28 on October 8th, and went on to close at $21.91. The theoretical total return of the S&P 500 index was 28.72% and that of the DJIA only 18.13%. We are pleased to report that unlike most mutual funds in our category we did not make any income or capital gains distributions in 1998, thus absolving the shareholders of any tax liability despite the growth of over 20% in the Fund's NAV.

Nearly two thirds of the Fund's assets were in 10 stocks that appreciated between 9 1/2% to 87.9%. Specifically, the ten largest holdings, with their gains, are as follows: Network Associates (87.9%), Intel (68.8%), Freddie Mac (53.7%), Bristol-Myers Squibb (41.1%), Merck (39.2%), General Electric (39%), American International Group (33.3%), Lucent Technologies (30.5%), Fannie Mae (29.7%) and Hewlett-Packard (9.5%), (all percentages reported without dividend income). All our major holdings substantially exceeded the 28.7% S&P 500 return except for Hewlett-Packard.

The Fund began adding small amounts of small and mid-cap stocks such as Frontier Insurance Group and Quantum Corporation during the year, all of which we liquidated at losses after the Russian ruble devaluation in August, the near bankruptcy of Long-Term Capital Corporation and the subsequent debacle in the emerging markets. We also suffered losses in some of the equities like Citicorp and J.P. Morgan who were penalized by their dealings with those countries.

For this year, we expect that the telecommunications and technology sectors will continue to experience explosive growth due to the phenomenal rise of the internet media. We also expect strong growth to continue in the pharmaceutical and financial services industries. Merger and acquisition activity will continue to push up equity prices. All of these sectors where the Fund is concentrated, hopefully will give us another year of double-digit returns. We are pleased to report that we have delivered on our attempts to provide you with a double-digit rate of return over a three to five year period. For the three and five year periods ending December 31, 1998, the Fund's average annual returns were 23.51% and 17.80%, respectively.



B. Padmanabha Pai,  President
Institutional Portfolio Services, Ltd.
PAGE

Performance: This graph shows the growth of a $10,000 investment in your Fund and compares it to the S&P 500 index. For the period beginning July 1, 1993 and ending
December 31, 1998 your investment
in the Fund would be $23,498 as compared to a theoretical investment in the S&P 500 which would have grown to $31,036. This performance includes the reinvestment of dividends.


Cumulative Total Returns
Periods ended December 31, 1998

                         Past 1 Year  Past 5 years   Life of Fund
Kenilworth Fund, Inc.     20.58%      126.85%        134.97
S&P 500                   28.72%      194.24%        209.86

Cumulative total returns reflect the Fund's actual performance over a set period. The Fund began operations on July 1, 1993.

Average Annual Returns
Periods ended December 31, 1998
                         Past 1 Year  Past 5 Years  Life of Fund
Kenilworth Fund, Inc.    20.58%       17.80         16.80%
S&P 500                  28.72%       24.09         22.82%

Average annual returns take the Fund's actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.


Total returns and yields are based on past results and are not indicative of future performance.
PAGE

                            KENILWORTH  FUND, INC.
                          STATEMENT  OF NET ASSETS
                              December 31, 1998


                                            Market
COMMON STOCKS     97.27%a        Shares     Value       Percent
Aircraft            1.07%
    Boeing Corp.                  4,000     $130,500    1.07

Autos               5.29%
    Ford Motor                    5,500      322,779    2.65
    General Motors                4,500      322,029    2.64

Banks               4.90%
    Wells Fargo & Co.             5,000      199,685    1.64
    Citigroup, Inc.               8,000      397,496    3.26

Computer-Semiconductor 11.32%
    Intel Corp.                  10,000    1,185,620    9.74
    Applied Materials, Inc.*      4,500      192,092    1.58

Computer Software  9.65%
    Adaptec, Inc.*                5,000       87,810    0.72
    Oracle Systems, Inc.*         2,250       97,031    0.80
    Intuit, Inc.*                 3,800      275,500    2.26
    Network Associates, Inc.*     8,000      530,000    4.35
    Cisco Systems                 2,000      185,624    1.52

Computer Systems    6.48%
    Hewlett-Packard              10,000      683,120    5.61
    Quantum Corp.*                5,000      106,250    0.87

Drugs              14.28%
    Merck & Co.                   4,000      590,000    4.85
    Bristol-Myers Squibb          4,600      615,535    5.05
    Schering-Plough               6,000      331,500    2.72
    Eli Lilly & Company           1,000       88,875    0.73
    Warner-Lambert                1,500      112,781    0.93

Electrical Equipment 5.03%
    General Electric              6,000      612,000    5.03

Finance            25.03%
    Federal National Mortgage    13,500      999,000    8.20
    Federal Home Loan Mortgage   23,500    1,514,269   12.44
    Household International, Inc. 6,000      237,750    1.95
    Associates First Capital Corp.7,006      296,879    2.44

                            KENILWORTH  FUND, INC.
                           STATEMENT OF NET ASSETS
                              December 31, 1998

                                            Market
COMMON STOCKS                    Shares     Value       Percent
Insurance           7.31%
    American International Group   6,000    579,750     4.76
    Conseco, Inc.                  3,500    106,750     0.88
    Transamerica Corp.             1,000    115,500     0.95
    Hartford Life, Inc.            1,500     87,375     0.72

Telecommunications  2.85%
    ADC Telecommunication*        10,000    579,750     4.76

Utilities-Telephone 4.06%
    Lucent Technologies            4,500    494,716     4.06

  Total Investments                      11,845,716
       (Cost $6,148,063)

CASH AND RECEIVABLES
       NET OF LIABILITIES  2.73%            332,559

TOTAL NET ASSETS  100.00%               $12,178,275

NET ASSET VALUE PER SHARE                    $21.91
       (based on 555,821 shares of capital stock outstanding)

       a Percentages for various classifications relate to total net assets.
       *Non-income producing security.

  The accompanying notes are an integral part of these financial statements.
PAGE

                            KENILWORTH  FUND, INC.
                           STATEMENT  OF OPERATIONS





                                                  Year Ended
   INVESTMENT INCOME                        December 31, 1998



 INCOME:
        Dividends                                    $107,594
        Interest                                       14,388
            Total Income                              121,982

 EXPENSES:
        Investment Advisory Fees                      103,469
        Administrative and Management Fees             30,000
        Registration Fees                               1,929
        Auditing                                        5,604
        Insurance and Other Expenses                    6,233
            Total Expenses                            147,235

     NET INVESTMENT LOSS:                             (25,253)



   NET REALIZED LOSS ON INVESTMENTS                    (8,169)

   NET INCREASE IN UNREALIZED APPRECIATION
        ON INVESTMENTS                              2,109,675

   NET REALIZED LOSS AND UNREALIZED APPRECIATION
        ON INVESTMENTS                              2,101,506

   NET INCREASE IN NET ASSETS FROM OPERATIONS      $2,076,253

  The accompanying notes are an integral part of these financial statements.
PAGE

                            KENILWORTH  FUND, INC.
                    STATEMENTS  OF CHANGES  IN NET ASSETS



                               Year Ended        Year Ended
OPERATIONS:                    December 31, 1998 December 31,1997


 Net Investment Loss           ($25,253)         ($26,744)
 Net Realized Gain (Loss)
     on Investments              (8,169)           264,438
 Net Increase in Unrealized
     Appreciation
     on Investments            2,109,675         1,320,457
    Increase in Net Assets
         from Operations       2,076,253         1,558,151


DISTRIBUTIONS To SHAREHOLDERS:

 Distributions from
     Net Investment Income           ---               ---
 Distributions from Net Realized
     Gains on Investments            ---          (237,694)
 Decrease in Net Assets resulting
     from Distributions              ---          (237,694)


CAPITAL  SHARE TRANSACTIONS:

 Proceeds From Shares Issued
     (24,894 and 75,696 shares,
     respectively)                 462,667       1,338,097
 Cost of Shares Redeemed
     (7,957 and 14,740 shares,
     respectively)                (150,454)       (270,698)
 Reinvested Dividends
     (0 and 9,888  shares,
     respectively)                     ---         179,665
     Increase in Net Assets from
      Capital Share Transactions    312,213      1,247,064

       Total Increase in
         Net Assets               2,388,466      2,567,521


NET ASSETS AT BEGINNING OF YEAR
    (538,884 and 468,040 shares
     outstanding, respectively)   9,789,809      7,222,288

NET ASSETS AT END OF YEAR
    (555,821 and 538,884 shares
     outstanding, respectively)  $12,178,275    $9,789,809

   The accompanying notes are an integral part of these financial statements.

                             KENILWORTH  FUND, INC.
                             FINANCIAL  HIGHLIGHTS

                          For the Years Ended December 31


                 1998     1997     1996     1995    1994    1993a
Selected Per-Share Data


 Net Asset Value, beginning of period
                $18.17   $15.43   $11.93   $9.64   $10.31  $10.00

 Income from Investment Operations
  Net Investment Income (Loss)
                 (0.04)   (0.05)    0.01    0.06b    0.06b   0.05
  Net Realized and Unrealized Gain (Loss) on Investments
                  3.78     3.24     3.51    2.64    (0.67)   0.31
         Total....3.74     3.19     3.52    2.70    (0.61)   0.36

 Less Distributions From Net Investment Income
                  0.00     0.00     0.01    0.06     0.06    0.05
    From Net Realized Gains
                  0.00     0.45     0.01    0.35     0.00    0.00
         Total....0.00     0.45     0.02    0.41     0.06    0.05

 Net Asset Value,end of period
                $21.91   $18.17   $15.43  $11.93    $9.64  $10.31

Total Return.....20.58%   20.67%   29.48%  28.03%  (5.95%) 7.16%c


Ratios and Supplemental Data


 Net Assets, end of period (in thousands)
               $12,178   $9,790   $7,222  $5,099   $3,530  $2,840
 Ratio of Net Expenses to Average Net Assets
                 1.42%    1.52%    1.51%  1.69%b   1.70%b   0.52%
Ratio of Net Investment Income to Average Net Assets
                (0.24%)  (0.29%)   0.06%  0.54%b   0.67%b   0.65%
Portfolio Turnover Rate
                70.26%   76.99%   73.93% 82.17%   11.78%    0.00%


aJuly 1, 1993 (commencement of operations) to December 31, 1993 bNet of reimbursement of expenses by Advisor.
cAnnualized.

  The accompanying notes are an integral part of these financial statements.

                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 1998

The Kenilworth Fund, Inc., (the "Fund") is registered under the
Investment Company Act of 1940 as a no-load, open-end, non-diversified management investment company.

1.  Summary of Significant Accounting Policies

    a. The Fund is registered under the Investment Company Act of 1940 as a no-load, open-end, non-diversified management investment company. The Fund's objective is long-term capital appreciation which it seeks by investing primarily in a non-diversified portfolio of common stocks, preferred stocks, warrants to purchase common stocks, convertible bonds and fixed-income obligations of corporations and the United States government.
Its books and records are maintained on the accrual basis. Securities are valued at their last sale price as reported on a securities exchange, or at their last bid price as applicable. Short term instruments are valued at cost which approximates market value. Cost amounts, as reported on the statement of net assets, are the same for federal income tax purposes. For the year ended December 31, 1998, purchases and sales of investment securities were $7,869,601 and $7,282,167 respectively.

    b. Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date.
Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are reported on an identified cost basis.

    c. Provision has not been made for federal income tax since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all its income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

    d. As of December 31, 1998 there were 10,000,000 shares of capital stock authorized.

    e. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  Investment Adviser and Investment Advisory Agreement and
Transactions with Related Parties:

    The Fund has signed two agreements with Institutional Portfolio Services, Ltd., ("IPS"), with whom certain officers of the Fund are affiliated. Under the terms of the first agreement (the investment advisory agreement) the Fund will pay IPS a monthly investment advisory fee at the annual rate of 1.0% of the daily net assets of the Fund. Under the terms of the second agreement (the administrative and management services agreement) the Fund will pay IPS a yearly administrative and management services fee of $30,000 per year payable on a quarterly basis. The advisory agreement requires the adviser to reimburse the Fund in the event that the expenses of the Fund in any fiscal year exceed 1.7%.

3.  Sources of Net Assets:

    As of December 31, 1998, the sources of net assets were as follows:
        Fund shares issued and outstanding     $6,514,045
        Unrealized Appreciation of Investments  5,697,652
        Undistributed Investment Loss             (25,253)
        Accumulated Net Realized Loss              (8,169)
        Total                                 $12,178,275

   Aggregate Net Unrealized Appreciation as of December 31, 1998 consisted of the following:

        Aggregate gross unrealized appreciation:  $5,856,436
        Aggregate gross unrealized deprecation:     (158,784)
        Net unrealized appreciation:              $5,697,652

At December 31, 1998, the Fund has tax basis capital losses of $8,169 which may be carried over to offset future capital gains.
Such losses expire in 2006.
PAGE

                       INDEPENDENT AUDITOR'S  REPORT


To the Board of Directors and Shareholders of the Kenilworth Fund, Inc.
Chicago, Illinois

We have audited the accompanying statement of net assets of Kenilworth Fund, Inc. as of December 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Kenilworth Fund, Inc. for periods prior to December 31, 1996, were audited by other auditors, whose report, dated January 15, 1996, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities owned and confirmation with securities brokers as of December 31, 1998. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Kenilworth Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.


                          McGladrey & Pullen, LLP

Chicago, Illinois
January 8, 1999
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